UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

Commission file number 1-7436

HSBC USA INC.

(Exact name of registrant as specified in its charter)

Maryland	13-2764867
(State of incorporation)	(IRS Employer Identification Number)

452 Fifth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 525-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance of $1,500,000,000 1.625% Senior Notes due January 16, 2018 by HSBC USA Inc. (the “Company”) on December 20, 2012, pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-180289) (the “Registration Statement”).

(d)	Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

Exhibit No.	Description

5.1	Opinion and consent of Mick Forde, Senior Vice President, Deputy General Counsel—Corporate and Assistant Secretary of HSBC USA Inc.

5.2	Opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP

8	Opinion and consent of Sidley Austin LLP as to certain tax matters

23.1	Consent of Mick Forde, Senior Vice President, Deputy General Counsel—Corporate and Secretary of HSBC USA Inc. (included in Exhibit 5.1)

23.2	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.2)

23.3	Consent of Sidley Austin LLP (included in Exhibit 8)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA Inc. (Registrant)

By:	/s/ MICK FORDE
Name: Mick Forde Title: Senior Vice President, Deputy General Counsel –
Corporate and Assistant Secretary

Dated: December 20, 2012

Exhibit Index

Exhibit No.	Description

5.1	Opinion and consent of Mick Forde, Senior Vice President, Deputy General Counsel—Corporate and Assistant Secretary of HSBC USA Inc.

5.2	Opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP

8	Opinion and consent of Sidley Austin LLP as to certain tax matters

23.1	Consent of Mick Forde, Senior Vice President, Deputy General Counsel—Corporate and Secretary of HSBC USA Inc. (included in Exhibit 5.1)

23.2	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.2)

23.3	Consent of Sidley Austin LLP (included in Exhibit 8)

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